Director M Ultra

Separate Account Three

Hartford Life Insurance Company

File No. 333-119414

Supplement Dated May 1, 2008 to your Prospectus Dated May 1, 2008

The following changes occur in the section entitled “Section 2. Synopsis:”

The table reflecting the minimum and maximum expense ratio is deleted and replaced with the following:

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses (5)	0.47%	7.74%

The Example table in Section 2 is deleted and replaced with the following:

(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$1,710
3 years	$3,573
5 years	$5,108
10 years	$8,404

(2) If you annuitize at the end of the applicable time period:

1 year	$942
3 years	$2,884
5 years	$4,637
10 years	$8,299

(3) If you do not Surrender your Contract:

1 year	$1,047
3 years	$2,989
5 years	$4,742
10 years	$8,404

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6676